                                                         SEC File Nos. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                                MAINSTAY MAP FUND

                       SUPPLEMENT DATED NOVEMBER 25, 2002

                                     TO THE

                          PROSPECTUS DATED MAY 1, 2002
                                       AND

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

      This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") and Statement of Additional Information ("SAI") of The MainStay Funds ("Trust") regarding the MainStay MAP Fund ("Fund"). You may obtain a copy of the Prospectus and/or the SAI, free of charge, by writing to the Trust at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

      At a meeting held on November 22, 2002, the shareholders of the Fund approved an amendment to the current sub-advisory agreement between the Fund's investment manager, New York Life Investment Management LLC ("NYLIM"), and Markston International LLC ("Markston") (the "Amended Markston Agreement"). Under the Amended Markston Agreement, Markston will manage a portion of the assets of the Fund, as designated by NYLIM from time to time.

      At the same meeting, the shareholders also approved a new sub-advisory agreement between NYLIM and Jennison Associates LLC ("Jennison"), to appoint Jennison as an additional subadvisor to the Fund to manage the remaining portion of the Fund's assets (the "Jennison Agreement"). The Jennison Agreement provides for substantially the same terms and conditions, including the same fee rate, as the Amended Markston Agreement.

      The Jennison Agreement and the Amended Markston Agreement are both effective as of November 25, 2002. Each Subadvisor will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM.

      In connection with the approval of the Amended Markston Agreement and the Jennison Agreement, the information provided below updates certain information set forth in the Prospectus and the SAI:

PROSPECTUS

1. The last sentence of the first paragraph in the section entitled Investment Objectives, Principal Investment Strategies and Principal
      Risks: An Overview on page 3 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            NYLIM has also retained Gabelli Asset Management Company ("Gabelli"), Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury"), Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner"), Markston International LLC ("Markston") and Jennison Associates LLC ("Jennison") as the Subadvisors that are responsible for the day-to-day portfolio management of four of the Funds.

2. The following is added to the section entitled MainStay MAP Fund - Principal Investment Strategies on page 46 of the Prospectus:

            The Fund employs two Subadvisors with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by NYLIM from time to time, under the general supervision of NYLIM.

3. The section entitled MainStay MAP Fund - Investment qProcess on page 46 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            In pursuing the Fund's investment objective, the Subadvisors seek to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that each Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

            MARKSTON: Factors examined by Markston to indicate value opportunities include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

            Although, under normal circumstances, Markston intends for the Fund to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

            JENNISON: Jennison seeks to identify attractively valued companies with current or emerging earnings growth that are not fully recognized or appreciated by the market. There are two types of companies which may exhibit the characteristics Jennison is seeking. The first type is a company that is out of favor with investors but which Jennison expects will experience a dynamic earnings cycle over the next 12 to 18 months due to corporate restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow. The second type is a company currently delivering good growth characteristics but which Jennison believes is being mispriced by the market as the result of a short-term earnings glitch relative to "street" expectations or market uncertainty regarding sustainability of earnings growth.

            Jennison may sell investments when price objectives are reached, the risk/reward outlook changes, or a company's fundamentals change. Certain securities may be acquired from time to time in an effort to earn short-term profits

4. The first sentence of the third paragraph in the section entitled MainStay MAP Fund - Principal Risks on page 47 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            The principal risk of investing in stocks (including value stocks) is that they may never reach what the Subadvisors believe is their full value or that they may even go down in value.

5. The first sentence of the paragraph describing Markston International LLC in the section entitled Know with Whom You're Investing - Who Manages Your Money? on page 126 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            MARKSTON INTERNATIONAL LLC ("Markston"), 50 Main Street, White Plains, New York 10606, is a Subadvisor to the MAP Fund.

6. The following is added to the section entitled Know with Whom You're Investing - Who Manages Your Money? on page 126 of the Prospectus:

            JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017, is a Subadvisor to the MAP Fund. Jennison was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of June 28, 2002, Jennison managed approximately $53 billion in assets on behalf of its clients, which primarily include registered investment companies and institutional accounts.

7. The information given for the Fund in the section entitled Know with Whom You're Investing - Portfolio Managers on page 127 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            MAP FUND - Michael Mullarkey, Roger Lob and Christopher Mullarkey from Markston; and Mark G. DeFranco and Brian M. Gillott from Jennison

8. The following is added to the section entitled Know with Whom You're Investing - Portfolio Manager Biographies on page 129 of the Prospectus:

            MARK G. DEFRANCO Mr. DeFranco has managed the MAP Fund since November 2002. Mr. DeFranco is a Senior Vice President, Equity Portfolio Manager/Research. As a member of Jennison's Opportunistic Equity team, he co-manages over $2 billion in assets. Mr. DeFranco joined Jennison in December 1998 with over 12 years of experience in the investment industry. Before joining Jennison, Mark was a precious metal equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Mr. DeFranco graduated with a M.B.A. in Finance from Columbia University Graduate School of Business in 1987 and received a B.A. in Economics from Bates College in 1983.

            BRIAN M. GILLOTT Mr. Gillott has managed the MAP Fund since November 2002. Mr. Gillott is a Senior Vice President, Equity Portfolio Manager/Research. He is a four-year veteran of Jennison's Opportunistic Equity team and co-manages over $2 billion in assets. Brian Gillott joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company's global hedge fund. Mr. Gillott received a B.S. with honors from Penn State University in 1995.

STATEMENT OF ADDITIONAL INFORMATION

1. The second paragraph on the first page of the SAI is hereby deleted and replaced in its entirety as follows:

            New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury") with respect to the Research Value Fund; Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") with respect to the Small Cap Value Fund; Markston International LLC ("Markston") and Jennison Associates LLC ("Jennison") with respect to the MAP Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International

            Bond Fund, International Equity Fund, Mid Cap Growth Fund, Money Market Fund, Select 20 Equity Fund, Small Cap Growth Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and McMorgan & Company LLC ("McMorgan") with respect to the U.S. Large Cap Equity Fund. MacKay Shields, GAMCO, Mercury, Dalton, Greiner, Markston International, Jennison and McMorgan are sometimes jointly referred to as the "Subadvisors." There are no subadvisors for the Equity Index Fund and the Growth Opportunities Fund.

2. The first sentence of the first paragraph in the section entitled The Manager, the Subadvisors and the Distributor - Subadvisory Agreements on page 66 of the SAI is hereby deleted and replaced in its entirety as follows:

            Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and GAMCO with respect to the Blue Chip Growth Fund; (b) between the Manager and Mercury with respect to the Research Value Fund; (c) between the Manager and Dalton, Greiner with respect to the Small Cap Value Fund; (d) between the Manager and Markston International with respect to the MAP Fund; (e) between the Manager and Jennison with respect to the MAP Fund; (f) between the Manager and McMorgan with respect to the U.S. Large Cap Equity Fund; and (g) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Money Market Fund, Select 20 Equity Fund, Small Cap Growth Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.